CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lawrence Morgenthal, President of BACAP Alternative Multi-Strategy Fund, LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:             DECEMBER 7, 2004                /s/ Lawrence Morgenthal
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                                                  Lawrence Morgenthal, President
                                                 (principal executive officer)